POWER OF ATTORNEY

 Know all by these presents, that the undersigned
hereby constitutes and appoints each of Michael K. Krebs,
Rena Marie Strand and Pamela J. Montpelier, signing singly,
the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in
the undersigned's capacity as an officer and/or director
of the Service Bancorp, Inc. (the Company), Forms 3, 4
and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf
of the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4 or 5, and timely
file such form with the United States Securities and
Exchange Commission and any stock exchange or similar
authority; and

(3) take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of
such attorney-in-fact, may be of benefit to, in the best
interest of, or legally required by, the undersigned, it
being understood that the documents executed by such
attorney-in-fact on behalf of the undersigned pursuant
to this Power of Attorney shall be in such form and shall
contain such terms and conditions as such attorney-in-fact
may approve in such attorney-in-fact's discretion.

 The undersigned hereby grants to each such
attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever requisite,
necessary, or proper to be done in the exercise of any of
the rights and powers herein granted, as fully to all
intents and purposes as the undersigned might or could do
if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such
attorney-in-fact, or such attorney-in-fact's substitute or
substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein
granted.  The undersigned acknowledges that the foregoing
attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company
assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

 This Power of Attorney shall remain in full force
and effect until the undersigned is no longer required to
file Forms 3, 4 and 5 with respect to the undersigned's
holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a
signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power
of Attorney to be executed as of this 26th day of February,
2008.

Signature: /s/ Randal D Webber
Name: Randal D Webber